                       SECURITIES AND EXCHANGE COMMISSION


                            WASHINGTON, D.C.  20549


                                  ____________


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) June 18, 1996


                              Advanta National Bank
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         United States                         33-99326                     23-2804492
 -------------------------------        ------------------------          --------------
 (State or Other Jurisdiction of        (Commission File Number)          (IRS Employer
        Incorporation)                                                    Identification
                                                                              Number)

                    501 Carr Road
                 Wilmington, Delaware                              19809
        -----------------------------------------                ----------
         (Address of Principal Executive Office)                 (Zip Code)

Registrant's telephone number, including area code (302) 791-4400


                                       N/A
         ------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)



                           Advanta National Bank USA
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

       United States                       33-99326                   51-000900
 ----------------------------        ------------------------       --------------
(State or Other Jurisdiction of      (Commission File Number)        IRS Employer
        Incorporation)                                              Identification
                                                                        Number)


                         Brandywine Corporate Center
                               650 Naamans Road
                              Claymont, Delaware                         19703
                   ----------------------------------------            ----------
                   (Address of Principal Executive Office)             (Zip Code)


Registrant's telephone number, including area code (302) 791-4400

                                      N/A
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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INFORMATION TO BE INCLUDED IN THE REPORT

Items 1-4.        Not Applicable

Item 5.
                  On June 18, 1996 the ADVANTA Credit Card Master Trust II issued its Class A Floating Rate Asset Backed Certificates, Series 1996-D and its Class B Floating Rate Asset Backed Certificates, Series 1996-D.

Item 6.           Not Applicable.

Item 7.           Exhibits.


            The following is filed as an Exhibit to this Report under
Exhibit 4.1.

         Exhibit 4.1 Series 1996-D Supplement to the Pooling and Servicing Agreement dated as of June 18, 1996.





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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                             ADVANTA NATIONAL BANK



                             By: /s/ Michael Coco
                                -------------------------------
                                 Name:   Michael Coco
                                 Title:  Vice President



                             ADVANTA NATIONAL BANK USA



                             By: /s/ Michael Coco
                                 -----------------------------
                             Name:   Michael Coco
                             Title:  Vice President





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                                 EXHIBIT INDEX


Exhibit                 Description                                 Page
- -------                 -----------                                 ----

4.1                      Series 1996-D Supplement,
                         dated as of June 18,
                         1996.





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